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OTCQB: INLX

intellinetics™
knowledge in motion™

Investor Presentation
May 2017

TURNKEY DOCUMENT MANAGEMENT

EASY | AFFORDABLE | SECURE | COMPLIANT

Forward-Looking Statements

This presentation contains certain forward-looking statements. Expressions of future goals and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements involve a number of risks and uncertainties that could case actual results to differ materially from those currently anticipated. Factors that could cause or contribute to such differences include, but are not limited to, market acceptance, competitive factors and financial market conditions. Intellinetics undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this presentation.

Agenda

- Company Profile & Industry
- Financial Snapshot
- Go-Forward Strategy
- Impact


IntelliCloud

Company Profile

- **Enterprise Content Management (ECM):** Cloud-centric managed document services
- **Intellectual Property (IP) Portfolio:** Proprietary, cloud-enabled software platform
- **Public and Private Cloud Models:** Strategically packaged with **Intel™ technology**
- **1,400+ Customers:** Multiple verticals and sizes

Enterprise Content Management (ECM)



Tools and Strategies for
Unstructured Data - Documents


TXT
DOC
JPG
PDF
ZIP



TURNKEY DOCUMENT MANAGEMENT

EASY | AFFORDABLE | SECURE | COMPLIANT

Market Size and Positioning

Enterprise Content Management:	$25B, est. CAGR 20-30% to 2020
SMB Managed Print Services:	$20B, est. CAGR 12%
SMB Document Management:	$ 5B, est. CAGR 14%
Hardcopy Hardware:	$ 4B, est. CAGR flat/down

IntelliCloud™ powered by intellinetics™ Opportunity Slices
Across All Organizational Sizes and Types

Solution Sweet Spot

Embedded Work Teams Highly Dependent on Paper in Business-Critical Processes – Painless Document Management

- Local, county, state government
- Education K-12
- Services Companies
- Human Resources
- Human Services
- Non-Clinical Healthcare

Business Problems We Solve

- UNSTRUCTURED FILING PROCESSES
- SPACE REQUIREMENTS
- REGULATORY COMPLIANCE
- RETRIEVAL ISSUES
- SECURITY RISKS
- COMPLICATED SOFTWARE
- LOST DOCUMENTS
- LIMITED USER ACCESS
- WORKFLOW & APPROVALS



SMB's have the same document management needs as the Fortune 500 but do not have the same resources

Unique Value Proposition

- **With IntelliCloud™,** organizations can be up and running in just days using the simplest, most efficient and secure document management system available today.

- **IntelliCloud** tames this essential mountain of paper by applying the benefits of digital document management to this paper file environment in a painless transition.

- **IntelliCloud** is the ONLY Intel-enabled document solution focused on the needs of organizations dependent on a business-critical use of paper documents.

IntelliCloud™ – Powered by Intel®

"The IntelliCloud document workflow solution combined with the embedded security features and compute capability of the Intel® NUC provides a robust, integrated and validated offering that drives down cost & time out of customer activation while providing information access when you need & where you need it."



Bob Ferrar, Director of Marketing
Intel, Internet of Things Group



IntelliCloud Story On Intel Youtube Channel

Quarterly Revenue Trend

+11% Total Revenue Growth YoY ('15 to '16)

+86% SaaS (incl. hosting) Growth YoY

Monthly Recurring Revenue (MRR) of $134k end of '16



800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Software as a service
Software maintenance services
Software
Professional Services
Third Party Services

Financial Focus

Objectives:

- Prioritize SaaS based growth – increase MRR vs. one-time
- Margin retention (70%+) and growth with low churn
- Minimize customer acquisition cost(s)

Impact:

- Drive to cash flow positive
- Maximize enterprise / shareholder value with MRR-based growth
- Leverage scale to reduce incremental fulfillment cost(s)

Strategy Drivers

- Strengthen, Expand and Diversify Paths to Market
- Cloud Technology-Based Scaling vs. Human Capital
- Mobility is Transforming the Marketplace


Action
Innovation
Leadership
Strategy
Teamwork
Planning
Ideas

Paths To Market Through 2016


End User
Business Customer
IntelliCloud™
powered by intellinetics™
Imaging
Channel
Reseller
End User
Business Customer

Imaging Channel

Office Equipment Dealers:

- Copiers
- Document Solutions
- Productivity Solutions
  - ✓ Large network (3,500+ in the U.S.) with deep roots in copier sales, financing and service
  - ✓ Experts in building trust/intimacy with SMB buyers

BTA Business Technology Association® —Member—


IntelliCloud™
powered by intellinetics™

Imaging Channel Considerations

- Who Are Distribution Leaders?
- Who Needs and Values What We Do?
- Who Has Leadership With Track Record of Solutions Success?

LMI SOLUTIONS

Imaging Channel Strategic Partner LMI

LMI SOLUTIONS

- LMI Solutions (LMI) distributes thousands of SKUs to over 5,000 resellers
- Recognized global leader for Managed Print Services Infrastructure & Support
- Large in-field and virtual sales organization

LMI Solutions Partnership

LMI Solutions Becomes a Strategic IntelliCloud Distribution Partner to Accelerate its Growth as a Managed Business Services Provider

"IntelliCloud is a major addition to LMI's managed service offerings in a crucial and high growth segment – document management and workflow."

LMI SOLUTIONS Doug Johnson, Chief Strategy Officer, LMI Solutions

Partnership Eliminates Common Costs, Risks and Complexities of Document Solution Sales for LMI Resellers While Delivering a Better End-User Customer Experience

LMI Messaging In The Market



CPI/CPI+ Program
Monitor
Remote Monitoring Management
Assist
Data Collection Software Support
Replenish
Auto Supply Replenishment
Help
Customer/Reseller Help Desk
Repair
Onsite Break/Fix Repair Services
Optimize
Document Management
BUNDLE ALL THE SERVICES TOGETHER FOR CPI
CPI/CPI+
All-Inclusive Cost Per Image Service
IntelliCloud™
powered by intellinetics™

TURNKEY DOCUMENT MANAGEMENT

EASY | AFFORDABLE | SECURE | COMPLIANT

Adjacent Growth

Expand Network of Best-in-Class, Cloud-Based Technology Partners to Integrate or "Embed" IntelliCloud to Fill Unmet Needs Within High Growth Markets

OEM / Embedded Partner

Partners who Integrate or "Embed"
IntelliCloud into their product

Target Qualification Checklist – Partners Who Have:

- Critical Market Needs that IntelliCloud Fulfills
- Commitment to Partner vs. Build Model
- Timeline and Focus
- Strong Technical Competency / Resources
- **Cloud**-Centric Growth
- Repeatable Solution Bundling
- Mature Sales, Marketing, Distribution

OEM / Embedded Example

FIELD2BASE
RIGHT DATA. RIGHT NOW.

Completed IntelliCloud Platform Integration with Field2Base's Industry-Leading Field Service Automation (FSA) Suite

- Integrates in-field and back office documents, creating an end-to-end process to go paperless in the field
- Successful first joint deployment to an enterprise account earlier this month
- Packaged solutions for both enterprise and entry-mid market buyers
- Cross-selling into respective distribution channels as well as direct customer base(s)

OEM / Embedded

"…Expansion planning is already underway as the solution has met or exceeded all expectations. The Intellinetics technology platform is powerful and the leadership, technology and service teams are focused. We and our first joint customer are very impressed. We anticipate big things together going forward."

FIELD2BASE
RIGHT DATA. RIGHT NOW.

– Matthew Lockridge, COO, Field2Base

Strategic Partner

- Very Large-Scale Base (100,000+ Active Customers)
- Large Sales Organization with Targeted Lead Generation Infrastructure
- Technology and Solution Driven Growth Strategy
- Comprehensive Multi-Channel Marketing Resources with National and International Reach
- Little or No Overlap with Other Products / Services They Sell



Strategic Partner


STAPLES
Business Advantage
Limited Time Pricing
Hot Technology Deals!
This week's savings, just for you.
HP LaserJet Pro M402n
$169.99
Lexmark MS415DN
$299.95
Canon ImageClass MF726CDW
$274.95
HP 250 G5 15.6" Notebook
$329.99
Lenovo S510 SFF PC
$449.99
Microsoft Surface Pro 3
$599.00
LARGE VOLUME DISCOUNTS AVAILABLE! – PLEASE CONTACT YOUR SPECIALIST BELOW
Staples Technology Document Management Software
$7400.00
IntelliCloud
$399.99
Staples Technology Help Desk

STAPLES Technology Solutions

https://www.staplesadvantage.com/technology-solutions/technology-solutions.html


LARGE VOLUME DISCOUNTS AVAILABLE! – P
Staples Technology Document Management Software
$7400.00
IntelliCloud
- Activation of 1 Electronic File Cabinet
- Up to 5 Concurrent Users
- Unlimited Named Users
- Intel Gateway with 1TB of storage
- Customer Orientation Training
- 1 year Maintenance and Support

Where We Where



End User
Business Customer
IntelliCloud™
powered by intellinetics™
Imaging
Channel
Reseller
End User
Business Customer

Where We Are Going - 2017 Q2 +


Direct, OEM/Embedded
End User
Business Customer
Imaging Channel, OEM/Embedded
Reseller
End User
Business Customer
IntelliCloud™
powered by intellinetics™
LMI
Reseller
End User
Business Customer
Strategic
STAPLES Technology Solutions
End User
Business Customer

Strengthen, Expand and Diversify Paths To Market

THANK YOU



Intellinetics

Matt Chretien, President & CEO
matt@intellinetics.com
614.921.8170

Joe Spain, CFO
jspain@intellinetics.com
614.921.8170

Investor Relations

Terri MacInnis, VP of IR
Bibicoff + MacInnis, Inc.
terri@bibimac.com
818.379.8500

(OTCQB: INLX)